UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2012 (February 29, 2012)

ROI Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35437	45-3414553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9 West 57th Street

New York, New York 10019

(Address of principal executive offices) (zip code)

(212) 825-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 29, 2012, ROI Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 7,500,000 units (the “IPO Units”), each unit (a “Unit”) consisting of one share of common stock, $0.0001 par value per share (the “Common Stock”), and a warrant (a “Warrant”) to purchase one share of Common Stock, at a purchase price of $10.00 per Unit, pursuant to the registration statement on Form S-1 (File No. 333-177340 ) (the “Registration Statement”). In connection with the IPO, the Company entered into various written agreements, including the following: (i) underwriting agreement, (ii) investment management trust agreement, (iii) registration rights agreement, (iv) warrant agreement, (v) a letter agreement among ROIC Acquisition Holdings LP (the “Sponsor”), GEH Capital Inc. and the Company and the officers and directors of the Company, (vi) securities purchase option agreement and (vii) unit purchase agreement.  In addition, the Company filed, with the Secretary of State of the State of Delaware, a Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”).  The purpose of this Current Report on Form 8-K is to file such agreements and documents as executed (or filed) in connection with the IPO.

Underwriting Agreement

On February 24, 2012, the Company entered into an underwriting agreement (the “Underwriting Agreement”) relating to the sale of the IPO Units.  A copy of the Underwriting Agreement entered into by and between the Company and Deutsche Bank Securities Inc. (“Deutsche Bank”), as representative of the underwriters (collectively, the “Underwriters”), is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

A portion of the proceeds of the IPO and the Private Placement (as defined below) were placed into the Trust Account (as defined below) and shall be released upon the earlier of the consummation of a business transaction (the “Business Transaction”), the Company’s redemption of the public shares sold in the IPO if the Company is unable to consummate a Business Transaction by November 29, 2014, or the Company’s liquidation (if no redemption occurs), as described in the Registration Statement and the Company’s Certificate of Incorporation.  The Underwriting Agreement provided for underwriters’ discount and commissions in an amount equal to 5.5% of the gross proceeds of the IPO.  The Underwriters agreed that a portion of the underwriters’ discount and commissions (3% or $2,250,000) would be deposited into the Trust Account and payable to the Underwriters as deferred underwriting discount and commissions upon the consummation of the Business Transaction.  The Company also granted the Underwriters a 45-day option to purchase up to an additional 1,125,000 Units from the Company on the same terms and at the same price as the 7,500,000 Units to cover over-allotments, if any.

The Underwriting Agreement includes certain customary representations, warranties and covenants by the Company.  It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Investment Management Trust Agreement

On February 22, 2012, the Company entered into an investment management trust agreement (the “Investment Management Trust Agreement”) with Continental Stock Transfer & Trust Company (“CST”) as trustee.  A copy of the Investment Management Trust Agreement is attached as Exhibit 10.1 hereto and is incorporated by reference herein

Pursuant to the Investment Management Trust Agreement, a portion of the proceeds from the IPO and the Private Placement was deposited into a U.S. trust account (the “Trust Account”) and maintained by CST as trustee.  Of this amount, $2,250,000 represents the deferred underwriting discount and commissions, which amount shall be payable to the representative of the Underwriters upon the consummation of a Business Transaction (or $2,587,500 if the over-allotment option is exercised in full).  The funds in the Trust Account will not be released until the earlier of the consummation of a Business Transaction, the Company’s redemption of the public shares sold in the IPO if the Company is unable to consummate a Business Transaction by November 29, 2014 or the Company’s liquidation (if no redemption occurs) as described in the Registration Statement and the Certificate of Incorporation; provided, however, the Company shall be permitted to draw amounts from the interest earned on the amount in the Trust Account to pay taxes and for working capital requirements and funds necessary to purchase up to 15% of the shares sold in connection with the IPO, as more fully described in the Registration Statement.  The proceeds held in the Trust Account may be invested by the trustee only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act and that invest solely in U.S. Treasuries.

Holders of the shares of Common Stock underlying the Units (the “IPO Shares”) shall be entitled to receive funds from the Trust Account (including interest earned on the holder’s pro rata portion of the Trust Account) in the event the Company either redeems the IPO Shares or liquidates.  If the Company conducts the redemption pursuant to the tender offer rules, the redemption price payable per IPO Share shall be equal to the amount then on deposit in the Trust Account including interest but net of taxes payable, divided by the total number of IPO Shares.

If the Company conducts the redemption in conjunction with a stockholder vote, the Company will offer to redeem the IPO Shares at a redemption price equal to their pro rata share of the aggregate amount then on deposit in the Trust, including any amounts representing interest earned on the Trust Account, less taxes and amounts released to the Company for working capital purposes, in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act.  The Company shall distribute to holders of IPO Shares no less than $10.00 per share (or $9.97 per IPO Share if the Underwriters’ over-allotment option is exercised in full).  In the event a Business Transaction is consummated, all sums remaining in the Trust Account shall be released to the Company and there will be no restriction on the Company’s use of such funds.

Registration Rights Agreement

On February 22, 2012, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Sponsor and Thomas J. Baldwin (“Baldwin”), the chief executive officer of the Company.  A copy of the Registration Rights Agreement is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Pursuant to the Registration Rights Agreement, the holders of 25% in interest of the shares of Common Stock owned by the Sponsor and the officers and directors prior to the IPO (the “Insider Shares”), or Warrants issued privately in connection with the IPO (the “Placement Warrants”), shall be entitled to require the Company, on three occasions at any time after the date on which the Insider Shares or Placement Warrants, respectively, are released from lockup, to register the Insider Shares and Placement Warrants.  In addition, the Sponsor and officers and directors of the Company have “piggyback” registration rights with respect to the Insider Shares and Placement Warrants commencing on the date on which the Insider Shares and Placement Warrants, respectively, are released from lockup.

Warrant Agreement

On February 22, 2012, the Company entered into a warrant agreement (the “Warrant Agreement”) with CST pursuant to which CST shall act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants underlying the IPO Units (the “Public Warrants”) and the Placement Warrants (together with the Public Warrants, the “Company Warrants”).  A copy of the Warrant Agreement is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

The Warrant Agreement provides for, among other things, the form and provisions of the Company Warrants and the manner in which the Company Warrants may be exercised.  The Warrant Agreement also contains certain transfer restrictions and anti-dilution provisions and the manner in which the Company Warrants may be redeemed.

Letter Agreement

On February 22, 2012, the Company entered into a letter agreement (the “Letter Agreement”) with the Sponsor, and each of the officers and directors of the Company.  A copy of the Letter Agreement is attached as Exhibit 10.3 hereto and is incorporated by reference herein.

Pursuant to the Letter Agreement, and to the extent that the Underwriters do not exercise their over-allotment option to purchase an additional 1,125,000 share of Common Stock, the Sponsor agrees that it shall return to the Company for cancellation, at no cost, the number of Insider Shares held by the Sponsor determined by multiplying 281,250 by a fraction, (i) the numerator of which is 1,125,000 minus the number of shares of Common Stock purchased by the Underwriters upon the exercise of the over-allotment option, and (ii) the denominator of which is 1,125,000.

The Sponsor hereby further agrees, in the event that the Company holds insufficient assets outside of the Trust Account to pay the costs of liquidation, to pay the funds necessary to complete such liquidation and not to seek repayment for such expenses from the Trust Account

In the event of the liquidation of the Trust Account, each of GEH Capital Inc., an affiliate of the Sponsor, Joseph A. De Perio and George E. Hall jointly and severally (collectively, the “Indemnitors”) agrees to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (i) any third party for services rendered or products sold to the Company or (ii) a prospective target business with which the Company has entered into an acquisition agreement with (a “Target”); provided, however, that such indemnification of the Company by the Indemnitors shall apply (i) only to the extent necessary to ensure that such claims by a third party for services rendered or products sold to the Company or a Target do not reduce the amount of funds in the Trust Account to below $10.00 per share of Common Stock (or $9.97 per IPO Share if the underwriters’ over-allotment option, as described in the Registration Statement, is exercised in full, or such pro rata amount between $9.97 and $10.00 per IPO Share that corresponds to the portion of the over-allotment option that is exercised), and (ii) only if such third party or Target has not executed an agreement waiving claims against and all rights to seek access to the Trust Account, whether or not such agreement is enforceable. In the event that any such executed waiver is deemed to be unenforceable against such third party, the Indemnitors shall not be responsible for any liability as a result of any such third party claims. Notwithstanding any of the foregoing, such indemnification of the Company by the Indemnitors shall not apply as to any claims under the Company’s obligation to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

The Sponsor, the officers and directors of the Company and the Company have agreed they will not propose any amendment to the Certificate of Incorporation that would affect the substance or timing of the Company's obligation, as described in Section 9.2 of the Certificate of Incorporation, to redeem the IPO shares.

Also pursuant to the Letter Agreement, the Sponsor and Baldwin acknowledge and agree that until the earlier of: (i) one year after the completion of the Company’s Business Transaction or (ii) the date on which the Company consummates a subsequent liquidation, merger, share exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their Common Stock for cash, securities or other property (the “Lock-Up Period”), the Company, Sponsor and each of the officers and directors of the Company shall not, except as described in the Registration Statement, (A) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any shares previously issued to the Sponsor (the “Founder Shares”), any shares of Common Stock comprising the Private Placement Units or any shares of Common Stock comprising the Sponsor Purchase Option Units (as defined below), (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Founder Shares, the Common Stock comprising the Private Placement Units (as defined below) or the Common Stock comprising the Sponsor Purchase Option Units, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (C) publicly announce any intention to effect any transaction specified in clause (A) or (B); provided, however, if the Company’s share price reaches or exceeds $12.50 (as the same may be adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period during the Lock-Up Period, 50% of each of the Founder Shares, the Common Stock comprising the Private Placement Units and the Common Stock comprising the Sponsor Purchase Option Units will be released from the lock-up and, if the Company’s share price reaches or exceeds $15.00 (as the same may be adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period during the Lock Up Period, the remaining 50% of the Founder Shares, the Common Stock comprising the Private Placement Units and the Common Stock comprising the Sponsor Purchase Option Units shall be released from the lock-up.

The Sponsor and each of the officers and directors agreed to waive, with respect to any shares of the Common Stock held by him, her or it, any redemption rights he, she or it may have in connection with the consummation of a Business Transaction, including, without limitation, any such rights available in the context of a stockholder vote to approve such Business Transaction or in the context of a tender offer made by the Company to purchase shares of the Common Stock.  The Sponsor and the officers and directors shall be entitled to redemption and liquidation rights with respect to any shares of the Common Stock (other than the Insider Shares and the shares of Common Stock underlying the Placement Warrants) the Sponsor or officers and directors hold if the Company fails to consummate a Business Transaction within the allotted time period.

Securities Purchase Option Agreement

On February 14, 2012, the Company entered into a securities purchase option agreement (the “Securities Purchase Option Agreement”) with the Sponsor.  A copy of Securities Purchase Option Agreement is attached as Exhibit 10.4 hereto and is incorporated by reference herein.

Pursuant to the Securities Purchase Option Agreement, the Sponsor has the option, in the Sponsor’s sole discretion, to purchase Units from the Company in a private placement (such Units, the “Sponsor Purchase Option Units”). The maximum aggregate purchase price shall equal (i) $15,000,000 (or $17,250,000 if the underwriters’ over-allotment option is exercised in full in connection with the IPO), minus (ii) the aggregate price of the open market purchases of shares of Common Stock made by the Sponsor commencing two business days after the Company files a preliminary proxy statement relating to the Company’s Business Transaction and ending on the business day immediately preceding the record date for the meeting of stockholders at which such Business Transaction is to be voted on, or (iii) the aggregate tender offer price of the redemption of the shares of Common Stock conducted by the Sponsor under the tender offer rules in connection with the Company’s Business Transaction without a stockholder vote.

Unit Purchase Agreement

On February 14, 2012, the Company entered into a unit purchase agreement (the “Unit Purchase Agreement”) with Baldwin. A copy of the Unit Purchase Agreement is attached as Exhibit 10.5 hereto and is incorporate by reference herein.

Pursuant to the Unit Purchase Agreement, simultaneously with IPO, the Company agrees to sell to Baldwin, on a private placement basis, an aggregate of 10,000 Units (the “Private Placement Units”) for an aggregate purchase price of $100,000.

Item 3.02. Unregistered Sales of Equity Securities.

Incorporated by reference to the discussion in Item 1.01 above.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2012, the Company filed with the Secretary of State of the State of Delaware its Second Amended and Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1. A description of the Second Amended and Restated Certificate of Incorporation may be found in the Registration Statement.

Item 8.01. Other Events.

Audited financial statements as of February 29, 2012, reflecting receipt of the proceeds received by the Company in connection with the closing of the Offering and the Private Placement have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated as of February 29, 2012, between the Company and Deutsche Bank Securities Inc. as representative of the underwriters.
3.1	Second Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on February 27, 2012.
4.1	Warrant Agreement, dated as of February 22, 2012 between the Company and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement, dated as of February 22, 2012, between the Company and Continental Stock Transfer & Trust Company.
10.2	Registration Rights Agreement, dated as of February 22, 2012, between the Company, ROIC Acquisition Holdings LP and Thomas J. Baldwin.
10.3	Letter Agreement, dated as of February 22, 2012, among the Company, its officers and directors, GEH Capital Inc. and ROIC Acquisition Holdings LP.
10.4	Securities Purchase Option Agreement, dated as of February 14, 2012, between the Company and ROIC Acquisition Holdings LP.
10.5	Unit Purchase Agreement, dated as of February 14, 2012, between the Company and Thomas J. Baldwin.
99.1	Audited Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2012	ROI ACQUISITION CORP.

	By:	/s/ Thomas J. Baldwin
Name: Thomas J. Baldwin
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated as of February 29, 2012, between the Company and Deutsche Bank Securities Inc. as representative of the underwriters.
3.1	Second Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on February 27, 2012.
4.1	Warrant Agreement, dated as of February 22, 2012 between the Company and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement, dated as of February 22, 2012, between the Company and Continental Stock Transfer & Trust Company.
10.2	Registration Rights Agreement, dated as of February 22, 2012, between the Company, ROIC Acquisition Holdings LP and Thomas J. Baldwin.
10.3	Letter Agreement, dated as of February 22, 2012, among the Company, its officers and directors, GEH Capital Inc. and ROIC Acquisition Holdings LP.
10.4	Securities Purchase Option Agreement, dated as of February 14, 2012, between the Company and ROIC Acquisition Holdings LP.
10.5	Unit Purchase Agreement, dated as of February 14, 2012, between the Company and Thomas J. Baldwin.
99.1	Audited Financial Statements.